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                                                                    EXHIBIT 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of hi/fn, Inc. of our report dated May 5, 2000, except for
Note 13 which is as of August 11, 2000 relating to the financial statements of Apptitude, Inc., which appears in the Current Report on Form 8-K of hi/fn, Inc. dated October 25, 2000.



PricewaterhouseCoopers

San Jose, California
October 25, 2000